UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2017

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 549-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On September 28, 2017, Conagra Brands, Inc. (the “Company”) issued a press release which contained information on the Company’s first quarter fiscal 2018 financial results. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 22, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Meeting”). The final voting results for the matters brought before the Meeting are set forth below.

1.	Election of Directors

The Company’s stockholders elected, for a one-year term, the following nominees for election to the Board of Directors. For each nominee, the votes cast for, the votes withheld and broker non-votes were as follows:

Director	For	Withhold	Broker Non-Votes
Bradley A. Alford	302,850,053	3,092,191	63,007,716
Thomas K. Brown	290,000,016	15,942,228	63,007,716
Stephen G. Butler	299,848,954	6,093,290	63,007,716
Sean M. Connolly	304,258,578	1,683,666	63,007,716
Thomas W. Dickson	304,341,186	1,601,058	63,007,716
Steven F. Goldstone	302,519,297	3,422,947	63,007,716
Joie A. Gregor	304,421,160	1,521,084	63,007,716
Rajive Johri	302,952,507	2,989,737	63,007,716
Richard H. Lenny	301,854,238	4,088,006	63,007,716
Ruth Ann Marshall	302,379,030	3,563,214	63,007,716
Craig P. Omtvedt	304,314,325	1,627,919	63,007,716

2.	Ratification of Appointment of Independent Auditor for Fiscal 2018

The Company’s stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for fiscal 2018. The votes cast for and against this proposal, as well as the abstentions were as follows:

For	Against	Abstain
364,531,075	3,416,092	1,002,793

3.	Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, a resolution approving the Company’s named executive officer compensation. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
289,118,663	14,865,315	1,958,266	63,007,716

4.	Advisory Vote to Recommend the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The Company’s stockholders recommended that future advisory votes on the Company’s named executive officer compensation be held on an annual basis. The votes cast for each option, as well as abstentions, were as follows:

One Year	Two Years	Three Years	Abstain
276,019,991	1,520,331	27,228,533	1,173,389

Consistent with the recommendation of stockholders, the Company has determined that it will hold future advisory votes on named executive officer compensation on an annual basis until the next stockholder vote on the frequency of future advisory votes on named executive officer compensation.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued September 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
Name:	Colleen Batcheler
Title:	EVP, General Counsel & Corporate Secretary

Date: September 28, 2017